EXHIBIT 32.1

CERTIFICATION OF INTERIM PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockwell Medical, Inc. (the “Company”) on Form 10‑Q for the quarter ending September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Stuart Paul,  Chief Executive Officer of the Company,  and I, Angus Smith, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2019	/s/ Stuart Paul
Stuart Paul
Chief Executive Officer

Dated: November 12, 2019	/s/ Angus Smith
Angus Smith
Chief Financial Officer